UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2024, Cleco Power LLC (“Cleco Power”) entered into a revolving credit agreement under which it can, subject to the terms and conditions therein, borrow up to $300.0 million (the “Revolving Credit Agreement”) and a $125.0 million term loan agreement (the “Term Loan Credit Agreement” and, together with the Revolving Credit Agreement, the “Credit Agreements”). The Revolving Credit Agreement replaces Cleco Power’s existing revolving credit agreement and has a maturity date of May 17, 2029. The Term Loan Credit Agreement replaces Cleco Power’s existing term loan credit agreement and has a maturity date of May 17, 2025. Under both Credit Agreements, Cleco Power is required to maintain total indebtedness (other than securitization indebtedness) less than or equal to 65% of total capitalization. The Credit Agreements generally have similar terms to Cleco Power’s existing revolving credit agreement and existing term loan credit agreement and extended the maturity dates of such agreements.

The borrowing costs under the Revolving Credit Agreement are currently equal to SOFR plus 1.35% or ABR plus 0.25%, plus commitment fees of 0.15% on the unused portion of the facility. The term loans under the Term Loan Credit Agreement bear interest at an interest rate of SOFR plus 1.35% or ABR plus 0.25%. The Credit Agreements include customary covenants and representations and warranties.

The foregoing description of the Credit Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.1	Credit Agreement, dated as of May 17, 2024, by and among Cleco Power LLC, the lenders party thereto and Regions Bank, as administrative agent.
10.2	Term Loan Agreement, dated as of May 17, 2024, by and among Cleco Power LLC, the lenders party thereto and Regions Bank, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: May 21, 2024	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: May 21, 2024	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer